AGREEMENT
                            ---------

This AMENDED AND RESTATED AGREEMENT ("Agreement") is made as of November 13th, 2003 by and between m-Wise, Inc. a company duly incorporated under the laws of state of Delaware having its registered address at 2711 Centerville Road, Suite 400 Wilmington, Delaware 19808, USA (the "Company"); and Hilltek Investments Ltd, of Road Town Tortola, BVI POB 3161 ("Hilltek").

Whereas The Company is a High-Tec company, having an R&D subsidiary in Israel and specializing in the Wireless Application area; and
Whereas Hilltek is seeking investment opportunities in private and public growth companies and further has the capability to provide general business consulting services, primarily to those companies in which it invests; and
Whereas The Company currently operates as a private company and wishes to become publicly traded Over the Counter Bulleting Board market (the "OTCBB") and for that purpose the Company required financing as well as external consulting; and
Whereas After examining the Company's operation, Hilltek has expressed its interest in effecting investments in the Company to be used for facilitating the Company in achieving and maintaining listing with the OTCBB and becoming a reporting issuer with the US Securities and Exchange Commission ("SEC"), and is further willing to provide general business consulting to the Company; and
Whereas The parties wish to define the terms and condition for executing the subject matter of this agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration passing amongst the parties hereto, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1. Preamble
   --------
   1.1. The preamble to this agreement, including any statement herein and the Schedules attached hereto, form an integral part hereof and shall be binding upon the parties.

   1.2. The title headings of the Articles hereof are intended solely for convenience and are not intended and shall not be construed for any other purpose.

2. Subject Matter
   --------------
   In  consideration for Company's shares, Hilltek  shall  invest in  the  Company  such  funds and  provide  the  Company  with
   general   business  consulting  services  all  as  set   forth
   hereunder.





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3. Warranties
   ----------
   3.1 Hilltek hereby represents and warrants that it has the financial backing, the means, the expertise, capability, connections and know-how to provide the Company with the required financing and consulting services, as detailed herein.

   3.2 Hilltek undertakes to dedicate its best efforts, time, funds, connections, experience, diligence and attention for performing its duties herein efficiently and to the benefit of the Company.

   3.3  The  Company  acknowledges  the importance  of  furthering
        the   listing  the  Company's  stock  on  the  OTCBB  and
        undertakes to fully cooperate with all its professional advisors for this purpose. The Company shall provide
        such   advisors   with  all  necessary  information   and
        documentation including audited financial statements, appropriate detailed business plans for the Company, and all other due diligence materials which may be required from time to time, as shall be required form time to time.

4.  Investment & Consulting
    -----------------------
    4.1 Hilltek hereby undertakes to invest in the stock capital of the Company an amount equal to all the costs and expenses incurred by the Company in relation to achieving and maintaining the Company's listing on the OTCBB including for professional consultants and services to be retained by the Company for such purpose or as shall be reasonably required by the Company in connection therewith excluding, however, Company's accounting and auditing expenses, which shall be wholly born by the Company (the "Investments"). The Investments shall be made either by way of direct transfer of funds into the Company's account or by way of payment by Hilltek directly to the relevant service providers.

    4.2 The Company undertakes to bear the costs of an accounting firm familiar with SEC reporting requirements in order to prepare the relevant filings with the SEC, NASD and other agencies and that such accountant be approved by the SEC. Any and all accounting and audited expenses will be borne solely by the Company.

   4.3 Hilltek shall provide the Company with general on-going business consulting for a period of twelve months as of the date hereof, primarily in business development and specifically in assisting the Company in listing its common stock on the OTCBB, including by ("Consulting"):

        4.3.1 Assisting the Company in interviewing and locating US corporate legal counsel and a public accounting firm which is a part of the SEC's peer review program for the Company's Form SB-2 filing.

        4.3.2 Advising the Company in relation to the above filing.

        4.3.3 Locating,   interviewing   and   introducing   the
               Company to broker dealers and market makers which will file a form 15c211 with the NASD on behalf of the Company.

        4.3.4 Assisting the Company in coordinating the efforts of accountants and attorneys in becoming a reporting issuer with the SEC and in filing a Registration Statement to qualify the Company to trade on the OTCBB.





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        4.3.5 Making  available  to the Company  its  experience
               and know-how and advise in al matters relating to achieving and maintaining listing of the Company on the OTCBB.

    4.4 In consideration for the Investments, assistance and Consulting provided by Hilltek, and for the costs and expenses incurred by Hilltek in doing so and for performing its undertakings herein, Hilltek shall be entitled to 1,000,000 (one million) shares of the common stock of the Company, par value $0.01 each (the "Shares"), as adjusted to any stock splits or restructuring. By executing this Agreement Hilltek acknowledges receiving the Shares.

    4.5 Except for the consideration expressly stated herein Hilltek shall not be entitled to reimbursement or compensation in any way for costs and/or expenses incurred by it, directly or indirectly, in relation to and for the purpose of providing the above consulting and assistance.

5. Relationship of the Parties
   ---------------------------
   In performing its obligations hereunder, Hilltek and any of its officers, directors or employees shall operate as and have the status of independent contractors and shall not act as or be an agent or employee of the Company. Neither party shall have any right or authority or assume or create any obligations or make any representations or warranties on behalf of the other party, whether expressed or implied, or to bind the other party in any respect whatsoever.

   Notwithstanding the above, Hilltek undertakes that in performing its undertakings herein, neither Hilltek nor its officers, directors or employees shall be considered as "brokers" as defined in section 3(a)(4) of the Securities Exchange Act or as "dealers", as defined in section 3(a)(5) of the Act and nothing in this agreement shall be construed as implying such definition to apply on Hilltek.

6. Governing Law
   -------------
   This Agreement shall be governed by the laws of the state of New York, U.S.A. Each party hereby agrees to the exclusive jurisdiction and venue for disputes arising out of or in connection with this document to be in New York and its courts.

7. Miscellaneous
   -------------
   7.1 Entire Agreement: This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and supersedes any previous agreement by the parties with respect to such subject matter, in writing or otherwise. In entering this Agreement the parties acknowledge that any and all previous or former agreements between them relating to the subject matter herein are hereby null and void.






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   7.2  Enforcement:  It is the desire and intent of  the  parties that the provisions of this Agreement shall be enforced to the fullest extent permissible under all relevant laws and public policies. Accordingly, if any particular portion of this Agreement shall be adjudicated to be invalid or unenforceable, it shall be deemed to be amended to delete the portion thus adjudicated to be invalid or unenforceable.

   7.3 Termination: This Agreement may be terminated by either party by a 30-days prior written notice to the other party

   7.4. Amendment:  Any  term  of  this  Agreement  may   not   be
        amended,  terminated  or waived  unless  evidenced  by  a
        document  in  writing  specifically  referring  to   this
        Agreement.

   7.5 Assignment: This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Neither party shall be allowed to assign or delegated his right or undertaking herein without the prior written consent of the other party.

   7.6  Notices:   All  notices  and  other  communications   made
        pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given if: (i) delivered by hand to the address shown below, on the next business day (as hereafter defined); or (ii) in the case of delivery by registered mail to the address shown below, five (5) business days after delivery; or (iii) in the case of a notice given by facsimile transmission, to the address and number set forth below, on the next business day after delivery if delivered by confirmed facsimile transmission.


If to the Company     m-Wise, Inc,
                      2711 Centerville Road, Suite 400 Wilmington,
                      Delaware 19808


If to Hilltek:        Hilltek Investments Ltd,
                      Road Town Tortola, BVI POB 3161




IN WITNESS WHEREOF, the parties have executed this Agreement:

/s/ Shay Ben-Asulin                               /s/ Channa Ross
_____________________                             ___________________

The Company                                       Hilltek Investments
                                                  Limited